FOR IMMEDIATE RELEASE

Contact:

Lynn Kettleson

Clarke Communication Group

978-463-7952 (office)

617-512-5922 (mobile)

lkettleson@kettlesongroup.com

CLAIRE GAUDIANI JOINS THE DAVLIN FOUNDATION BOARD;

BRINGS EXPERTISE ON THE ECONOMICS OF PHILANTHROPY

WAYLAND, MA (July 27, 2011)  -- The Davlin Philanthropic Fund, the first mutual fund to allow investors to direct charitable contributions from the advisory fees, has announced that philanthropic author and historian Claire Gaudiani, Ph.D., has been elected a director of The Davlin Foundation.

Dr. Gaudiani is a recognized champion of philanthropy as an essential element of American capitalism and democracy.  She is currently Adjunct Professor of Philanthropy at the Wagner School of Public Service of New York University and Chair of Gaudiani Associates. She is also the former president of Connecticut College.  While serving as a senior research scholar at Yale law School, she wrote The Greater Good: How Philanthropy Drives the American Economy and Can Save Capitalism.  Her most recent book concerning philanthropy is Generosity Unbound.

“The Davlin Philanthropic Fund is an exciting new tool for the philanthropic industry, and it comes at a critical time in American economic history when the current economy forces all Americans to look for creative ways to maintain – and to hopefully grow – our philanthropic commitments,” Dr. Gaudiani stated.  “The Davlin Fund’s underlying concept that ‘by saving more, we can all give more’ is very powerful.

“The Fund’s approach, I believe, will broaden America’s philanthropic base by creating a whole new group of philanthropists,” she added. “I deeply believe, just as our Founding Fathers believed, that a broad support for philanthropy is essential to our democracy.  The Davlin Philanthropic Fund has the ability to significantly broaden charitable giving in America. I am excited to be a part of it and to support Bill and our strong Board in its growth and development.”

Dr. Gaudiani has served as director of numerous corporate and social profit enterprises specializing in corporate governance issues.  She is currently a director of The Henry Luce Foundation, MBIA Inc., and the Council for Economic Education.  Dr. Gaudiani is a fellow of the American Academy of Arts and Sciences and a recipient of the Rosso Medal for Distinguished Service to Philanthropy from Indiana University.

“We have been speaking with Claire about our firm on a regular basis for the last year.  Her perspective, insight and vision have altered our discussions both internally and at the Board level.  As such, I am very excited to formalize our relationship.  We have a strong Board comprised of individuals with a broad base of expertise.  Claire’s addition complements our Board and I look forward to working with her both professionally and personally.” said Bill Davlin, president of the Davlin Foundation.

“Our goal is to fundamentally change the landscape of philanthropy, and I think that Claire can help us to achieve that important milestone,” he said.  “As we can continue to grow, the world will get a whole new group of philanthropic supporters.”  (To learn how much you can give as a lifetime philanthropist, go to www.DavlinFunds.org and click on the Donation Calculator – Advanced Calculator & Assumptions.)

The Davlin Philanthropic Fund is effective because it works the way we live.  Since the donations are part of the advisory fees, investors no longer have to decide between saving for retirement or giving to charity.  With the Davlin Philanthropic Fund, the more you save, the more you give; a concept that we refer to as Sustainable Giving.

“By creating a mutual fund where investors own the assets and get all net returns, and their favorite charities get a large portion of the advisory fees, we have created a tool that can offer the average person the opportunity to make a significant difference.   Since each account also provides the option for a death benefit, our Fund offers many of the advantages of a planned giving program,” Davlin said.

To learn how much you can give as a lifetime philanthropist, go to www.DavlinFunds.org and click on the Donation Calculator – Advanced Calculator & Assumptions.

About the Davlin Philanthropic Fund

The Davlin Philanthropic Fund is the first no-load mutual fund that allows investors to direct charitable contributions from the advisory fees while maintaining control and ownership of their investment.  The Davlin Fund charges 1.50% in fees, and donates one-third (or 0.50%) of the fee and 100% of Fund manager’s profits to charities with guidance from Fund investors.  The Fund is a diversified, open-end mutual fund investing primarily in US-based companies. The Fund seeks long term capital appreciation and emphasizes a value style of investing without regard to company size.  For more information, please go to www.DavlinFunds.org or phone 1-877-Davlin-8.

Performance data represents past performance, which is not indicative of future performance.  Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted.  As always, investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.  The prospectus contains these as well as other information about the Fund.  A prospectus and current performance data may be obtained from www.DavlinFunds.org or by calling 1-877-Davlin-8.  Read the prospectus carefully before investing.